UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 9, 2012
Date of Report (Date of earliest event reported)

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 400
Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 946-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[X] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On November 9, 2012, Precision Castparts Corp. issued a press release announcing it had entered into a definitive agreement to acquire Titanium Metals Corporation (NYSE:TIE) for $16.50 per share in cash. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.
99.1    Press release issued by Precision Castparts Corp. dated November 9, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	November 9, 2012	By:	/s/ Shawn R. Hagel
		Name:	Shawn R. Hagel
		Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release issued by Precision Castparts Corp. dated November 9, 2012.

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